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Exhibit 32

SSA GLOBAL TECHNOLOGIES, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

United States Securities and Exchange Commission
100 F. Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

        The certification set forth below is being submitted to the Securities and Exchange Commission in connection with SSA Global Technologies, Inc.'s annual report on Form 10-K for the fiscal year ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not deemed to be filed pursuant to the Securities and Exchange Act of 1934 and does not constitute a part of the annual report on Form 10-K (the Report) accompanying this letter.

        Michael Greenough, the Chief Executive Officer of SSA Global Technologies, Inc. and Stephen P. Earhart, the Chief Financial Officer of SSA Global Technologies, Inc. each certifies that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SSA Global Technologies, Inc.

Date: Date: October 21, 2005	/s/ Michael Greenough Name: Michael Greenough Chief Executive Officer
Date: Date: October 21, 2005	/s/ Stephen P. Earhart Name: Stephen P. Earhart Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to SSA Global Technologies, Inc. and will be retained by SSA Global Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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SSA GLOBAL TECHNOLOGIES, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002